Third Quarter 2008 Performance Commentary

Chang Suh

Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

October 8, 2008

The HIT continues to outperform its benchmark and many other managers and is well positioned to take advantage of opportunities presented during this unprecedented market turmoil. The HIT outperformed the Lehman Brothers Aggregate Bond Index (the benchmark) by 113 basis points for the 3rd quarter and 95 basis points year-to-date. The HIT also outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link.

The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with the active management of an actual portfolio.

 The HIT had one of its best months on record in September in comparison to its benchmark, at a time when  investors across global markets have suffered severe losses as credit spreads1 widened substantially. The HIT does not invest in corporate bonds, which comprise approximately 18% of the benchmark and returned 1,027 basis points below Treasuries for the quarter. Instead, the HIT seeks to capture excess yields by investing in government and agency insured mortgage securities. Additionally, the HIT has avoided the excessive risk-taking (e.g., subprime loans) and irresponsible investing that have led to perhaps the greatest market failures in the U.S. since the Great Depression. The HIT offers investors consistent performance, while both minimizing the risk of principal loss and generating predictable income. As competing capital sources have all but disappeared, the HIT is positioned to capture a bigger share of the

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1  Spread is the difference between the yield on an investment and the yield on a comparable Treasury security.

re-emerging Federal Housing Administration (FHA) multifamily market at historically wide spreads. These wide spreads are expected to enhance returns by providing the HIT with higher income than other securities with similar credit quality. In these very uncertain times, the HIT will continue to practice exceptional prudence.

Turbulent Market Environment

Unprecedented turmoil in the financial markets that began over a year ago in the subprime market has resulted in the recent failure or take-over of some of America’s largest financial institutions. The dramatic changes on Wall Street have come despite the Federal Reserve’s lowering of its Fed funds target interest rate to bolster investor confidence and preserve economic growth, and its institution of a number of programs to provide funds to banks to prevent liquidity squeezes. Throughout the year, fixed-income markets have continued to reflect weakness in the housing sector, increasing concerns about the financial system and slowing economic growth, ultimately pushing Treasury yields lower. However, swap spreads and spreads on other products such as corporate and commercial mortgage-backed securities widened substantially as investors fled to the safety and liquidity of Treasuries. As a result, Treasuries significantly outperformed other fixed-income sectors and provided a challenging environment for spread-based fixed-income investors, including the HIT.

Although inflation concerns have retreated as commodity prices have fallen considerably from their highs, financial companies continue to be burdened by significant credit impairments with no signs of housing market recovery. The massive deleveraging of the financial system continues as banks scramble to raise new capital to maintain their capitalization levels and cover credit losses.

Prudent Portfolio Strategy

The HIT’s investment strategy has always been based on fundamentals and on investment over a long time horizon and emphasizes investments in the highest credit quality securities, those issued by the U.S. government and government-sponsored enterprises (GSEs). Over 94% of the HIT’s portfolio is guaranteed by the U.S. government or a GSE and over 3% is AAA-rated. Furthermore, the HIT has never employed leverage. The HIT’s yield advantage of approximately 50 basis points over its benchmark should lead to higher total returns over time.

The HIT has remained disciplined during recent periods when many other market participants ignored risk, seeking higher returns without fully understanding the potential for losses. The HIT never invested in AAA-rated securities backed by subprime mortgages. In fact, the HIT invested only in conforming GSE-issued residential mortgage-backed securities (MBS). Now that Fannie Mae and Freddie Mac have been taken over by the government, their MBS benefit from the credit of the government and are more valuable than before.

The HIT specializes in multifamily MBS with government/GSE credit quality that have prepayment protection and yield premiums over comparable Treasuries. This strategy has allowed the HIT to generate superior risk-adjusted returns over the long run. The HIT did not chase multifamily project investments when yields were irrationally low as a result of too much money seeking deals. Now, due to the lack of liquidity, spreads on multifamily MBS are trading near their historic wide levels. These wide spreads present the HIT’s investors with opportunities for attractive returns.

Sources: LehmanLive and Wall Street brokers

Positive Outlook

The HIT expects slow growth and liquidity issues to challenge the economy and the financial markets for an extended period. For investors seeking to reduce credit risk and for investors seeking higher returns than Treasury yields, the HIT’s strategy of emphasizing investments in the highest credit quality securities bodes well for this type of market. The HIT expects increased opportunities to invest in FHA projects at relatively wide spreads into 2009 and beyond. FHA and GNMA multifamily investments provide relative value over other investment grade securities and represent an investment type for which the HIT possesses over 40 years of experience.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website. The prospectus should be read carefully before investing.

Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, especially during periods of downturn in the market. All current statistics are as of October 8, 2008, unless otherwise noted.

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